UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2005 (January 31, 2005)

DIVERSIFIED THERMAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-28047	94-3342064

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4126 Delp Street Memphis, Tennessee	38118

(Address of Principal Executive Offices)	(Zip Code)

(901) 365-7650

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-10.1 Asset Purchase Agreement
Ex-99.1 Press Release
Ex-99.2 Unaudited Finanacial Statements

Item 2.01. Completion of Acquisition of Assets.

     On January 31, 2005, Refractory & Industrial Supply Group, Inc. (the “Refractory Group”), a subsidiary of the Registrant, acquired substantially all of the assets and assumed certain liabilities of Freeport Brick Company, Inc., Kittanning Brick Company, Free-MaDie Company, Freeport Refractories, Inc., and Freeport Area Enterprises, Inc. (the “Freeport Entities”) consisting principally of machinery, equipment, inventory, accounts receivable, certain contracts and leases, three manufacturing facilities, and intellectual property. The Freeport Entities are engaged in the business of manufacturing products used in the refractory business. Pursuant to the Asset Purchase Agreement dated January 31, 2005 (the “Asset Purchase Agreement”) among the parties named above and the Registrant, the Refractory Group paid the Freeport Entities, collectively, $5,000,000 in consideration for the assets. The purchase price is subject to adjustment within 60 days after the closing.

     The Registrant’s primary business is the acquisition of businesses related to the manufacturing and distribution of materials used in the refractory industry. The Refractory Group operates as a distributor of refractory supplies.

     A copy of the Registrant’s press release announcing the acquisition is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

     The unaudited financial statements of the Freeport Entities are attached to this Current Report on Form 8-K.

     (c) Exhibits

Exhibit No.	Exhibit

10.1	Asset Purchase Agreement, dated January 31, 2005, by and among the Registrant, Refractory & Industrial Supply Group, Inc., Freeport Brick Company, Inc., Kittanning Brick Company, Free-Madie Company, Freeport Refractories, Inc., and Freeport Area Enterprises, Inc.

99.1	Press Release dated February 24, 2005.

99.2	Unaudited Financial Statements of the Freeport Entities.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED THERMAL SOLUTIONS, INC.

By:	/s/ B. Grant Hunter

B. Grant Hunter
President and Chief Executive Officer

Date: February 24, 2005

Exhibit Index

Exhibit No.	Exhibit

10.1	Asset Purchase Agreement, dated January 31, 2005, by and among the Registrant, Refractory & Industrial Supply Group, Inc., Freeport Brick Company, Inc., Kittanning Brick Company, Free-Madie Company, Freeport Refractories, Inc., and Freeport Area Enterprises, Inc.

99.1	Press Release dated February 24, 2005.

99.2	Unaudited Financial Statements of the Freeport Entities.